UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2020

COUNTERPATH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35592

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)

(604) 320-3344

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CPAH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              [  ]

Item 7.01 Regulation FD Disclosure.

On December 7, 2020, we issued a news release announcing the entry into an agreement and plan of Merger, dated as of December 6, 2020, by and among CounterPath Corporation (the "Company"), Alianza, Inc. ("Alianza") and Counterpath Merger Sub Inc., a wholly-owned subsidiary of Alianza, pursuant to which, subject to the satisfaction or waiver of certain conditions, Alianza has agreed to acquire CounterPath Corporation. A copy of the news release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company plans to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to each stockholder entitled to vote at the meeting of the Company's stockholders relating to the transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov). In addition, security holders will be able to obtain free copies of the proxy statement from the Company by contacting Chief Executive Officer by mail at Attn: Chief Executive Officer, Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia V7X 1M3, Canada.

Certain Information Regarding Participants

The Company, Alianza, and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for the Company's annual meeting of stockholders held on September 24, 2020, which was filed with the SEC on August 21, 2020, as supplemented by the Company's current report on Form 8-K filed with the SEC on September 15, 2020. To the extent holdings of such directors and executive officers in the Company's securities are not reported, or have changed since the amounts described in the proxy statement for the Company's annual meeting of stockholders held on September 24, 2020, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	News release dated December 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:  /s/ David Karp

 David Karp

 Chief Executive Officer

Dated:  December 7, 2020